Exhibit (a)(1)(ii) – Letter of Transmittal and Substitute W-9

LETTER OF TRANSMITTAL

To Tender Common Shares

of

Federated Premier Intermediate Municipal Income Fund

Pursuant to the Offer to Purchase

dated July 14, 2017

THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON AUGUST 11, 2017, UNLESS THE OFFER IS EXTENDED BY THE FUND IN ITS SOLE DISCRETION.

The Depositary for the Offer is:

Computershare Trust Company, N.A.

By Facsimile Transmission: (For Eligible Institutions Only) (617) 360-6810	Confirm by Telephone: (781) 575-2332
By First Class Mail: Computershare Trust Company, N.A. c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	By Registered Certified or Express Mail or Overnight Courier: Computershare Trust Company, N.A. c/o Voluntary Corporate Actions Suite V 250 Royall Street Canton, MA 02021

The Information Agent for the Offer is:

Georgeson LLC

1290 Avenue of the Americas, 9th Floor

New York, NY 10104

All Holders Call Toll Free: (866) 856-6388

Monday - Friday 9:00 a.m. to 11:00 p.m. New York City time, and

Saturday 12:00 p.m. to 6:00 p.m., New York City time DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

This Letter of Transmittal relates to the offer by Federated Premier Intermediate Municipal Income Fund (NYSE: FPT), a Delaware statutory trust (the “Fund”), to purchase for cash up to 20% of its outstanding common shares, par value $0.01 per share (“Common Shares”). The offer to purchase and withdrawal rights expire at 5:00 p.m., New York City time, on August 11, 2017, unless the offer is extended by the Fund in its sole discretion.

DESCRIPTION OF COMMON SHARES TENDERED*
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on your Direct Registration Account(s)) or any Share Certificate(s))	Common Shares Tendered with Share Certificates Enclosed** (Attached Additional Signed List if Necessary)
Please complete the section “Designation” below if you wish to designate the order (by certificate number) in which you wish to tender your Common Shares in the event of proration. *, ***	Certificate Number(s)	Total Number of Common Shares Evidenced by Certificates(s)	Number of Common Shares Tendered

Total Certificated Common Shares Tendered:
Total Common Shares Tendered by Book-Entry:
Total Common Shares Tendered:
	Common Shares Tendered Represent:	1. ÿ Tender of All Common Shares
2. ÿ Partial Tender of Common Shares

* Need not be completed by holders of Common Shares tendering by book-entry transfer.

**       Unless otherwise indicated, it will be assumed that all Common Shares are being tendered. See Instruction 3.

***Completion of such section is optional. See instruction 12.

If you wish to designate the order (by certificate number) in which you wish to tender your Common Shares in the event of proration, fill out the following box and keep a copy for your records (attach an additional signed list if necessary). You are not required to complete this box.

DESIGNATION
Order	Certificate Number
1st
2nd
3rd
4th
5th

This Letter of Transmittal is to be used if Common Shares are to be forwarded herewith pursuant to the procedures set forth in Section 4 of the Offer to Purchase.

If you wish to tender all or any part of your Common Shares of the Fund, you should either:

  Complete and sign this Letter of Transmittal in accordance with the instructions hereto and either deliver it with any required signature guarantee and any other required documents (including, without limitation, any original Share Certificates) to Computershare Trust Company, N.A. (the “Depositary”) or tender your Common Shares pursuant to the procedure for book-entry tender set forth in Section 4 of the Offer to Purchase; or
  request a broker, dealer, commercial bank, trust company or other nominee to effect the transaction for you. If your Common Shares are registered in the name of a broker, dealer, commercial bank, trust company or other nominee, you should contact such person if you desire to tender your Common Shares.

If you desire to tender Common Shares and such Common Shares cannot be delivered to the Depositary or you cannot comply with the procedure for book-entry transfer or your other required documents cannot be delivered to the Depositary, in any case, by the expiration of the Offer, you must tender such Common Shares pursuant to the guaranteed delivery procedure set forth in Section 4 of the Offer to Purchase.

Questions and requests for assistance or for additional copies of this Letter of Transmittal, the Offer to Purchase or the Notice of Guaranteed Delivery may be directed to Georgeson LLC, the information agent, at its address or telephone number set forth on the first page of this Letter of Transmittal.

ADDITIONAL INFORMATION REGARDING TENDERED COMMON SHARES

PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY.

ÿ	CHECK HERE IF ANY CERTIFICATE EVIDENCING THE COMMON SHARES YOU ARE TENDERING WITH THIS LETTER OF TRANSMITTAL HAS BEEN LOST, STOLEN, DESTROYED OR MUTILATED. IF SO, YOU MUST COMPLETE AN AFFIDAVIT OF LOSS AND RETURN IT WITH YOUR LETTER OF TRANSMITTAL. A BOND MAY BE REQUIRED TO BE POSTED BY YOU TO SECURE AGAINST THE RISK THAT THE CERTIFICATES MAY BE RECIRCULATED. PLEASE CALL COMPUTERSHARE TRUST COMPANY, N.A, THE FUND’S TRANSFER AGENT, AT (800)-730-6001 TO OBTAIN AN AFFIDAVIT OF LOSS, FOR FURTHER INSTRUCTIONS AND FOR A DETERMINATION AS TO WHETHER YOU WILL NEED TO POST A BOND. SEE INSTRUCTION 14.
ÿ	CHECK HERE IF TENDERED COMMON SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY’S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution _____________________________________________________

Account Number _______________________________________________________________

Transaction Code Number ________________________________________________________

ÿ	CHECK HERE IF TENDERED COMMON SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT OR CONCURRENTLY BEING SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Tendering Holder(s) of Common Shares ___________________________________

Date of Execution of Notice of Guaranteed Delivery ___________________________________

Name of Institution which Guaranteed Delivery

Ladies and Gentlemen:

The undersigned hereby tenders to Federated Premier Intermediate Municipal Income Fund, a Delaware statutory trust (the “Fund”), the above-described common shares of beneficial interest, par value $0.01 per share (the “Common Shares”), pursuant to the Fund’s offer to purchase for cash up to 20% of its outstanding Common Shares (the “Offer”), upon the terms and subject to the conditions set forth in the Fund’s Offer to Purchase dated July 14, 2017, receipt of which is hereby acknowledged, and this Letter of Transmittal (which together constitute the “Offer Documents”). The price to be paid for the Common Shares is an amount per share, net to the seller in cash, equal to 98% of the net asset value per share in U.S. dollars as determined by the Fund as of the close of regular trading on the New York Stock Exchange (“NYSE”) on August 11, 2017, or such later date to which the Offer is extended by the Fund in its sole direction (the “Expiration Date”).

Upon the terms and subject to the conditions of the Offer and effective upon acceptance for payment of and payment for the Common Shares tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Fund all right, title and interest in and to all the Common Shares that are being tendered hereby and appoints Computershare Trust Company, N.A. (the “Depositary”) the true and lawful agent and attorney-in-fact of the undersigned with respect to such Common Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

(i)	deliver any original Share Certificates, transfer ownership of such Common Shares on the Direct Registration System or transfer ownership on the account books maintained by the Book-Entry Transfer Facility (as defined in the Offer to Purchase), as applicable, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Fund;
(ii)	present any original Share Certificates representing such Common Shares for cancellation and transfer on our books or otherwise present such Common Shares for transfer on our books; and
(iii)	receive all benefits and otherwise exercise all rights of beneficial ownership of such Common Shares, subject to the next paragraph, all in accordance with the terms of the Offer.

The undersigned hereby covenants, represents and warrants to the Fund that:

(i)	the undersigned has full power and authority to tender, sell, assign and transfer the Common Shares tendered hereby and that when and to the extent the same are accepted for payment by the Fund, the Fund will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer of the Common Shares and not subject to any adverse claims;
(ii)	the undersigned understands that tenders of Common Shares pursuant to any of the procedures described in Section 4 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute the undersigned’s acceptance of the terms and conditions of the Offer, including, without limitation, the undersigned’s representation and warranty that (a) the undersigned has a “net long position,” within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (“Rule 14e-4”), in the Common Shares or equivalent securities at least equal to the Common Shares being tendered, and (b) the tender of Common Shares complies with Rule 14e-4;
(iii)	the undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Fund to be necessary or desirable to complete the sale, assignment and transfer of the Common Shares tendered hereby; and
(iv)	the undersigned has read, understands and agrees to all the terms of the Offer.

All authority herein conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

If you hold Share Certificates, the name(s) and address(es) of the registered holder(s) should be printed, if they are not already printed above, exactly as they appear on the Share Certificates evidencing Common Shares tendered. The certificate numbers, the number of Common Shares evidenced by the Share Certificates and the number of Common Shares that the undersigned wishes to tender should be set forth in the appropriate boxes above.

The purchase price of each Common Share will equal 98% of the net asset value per share (a 2% discount) in U.S. dollars as determined by the Fund at the close of regular trading on the NYSE on August 11, 2017, or such later date to which the Offer is extended. All Common Shares validly tendered on or before the expiration date and not properly withdrawn will be purchased, subject to the terms and conditions of the Offer and the proration provisions described in the Offer to Purchase. If any tendered Common Shares are not accepted for payment pursuant to the terms and conditions of the Offer for any reason, such Common Shares will be returned without expense to the holder of Common Shares (“Common Shareholder”) in accordance with Section 3 of the Offer to Purchase.

The undersigned understands that tenders of Common Shares pursuant to any one of the procedures described in Section 4 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Fund upon the terms and subject to the conditions of the Offer. The undersigned acknowledges that under no circumstances will the Fund pay interest on the purchase price, including, without limitation, by reason of any delay in making payment.

The undersigned recognizes that under the circumstances set forth in the Offer to Purchase, the Fund may terminate or amend the Offer; may postpone the acceptance for payment of, or the payment for, Common Shares tendered; or may accept for payment fewer than all of the Common Shares tendered. The undersigned understands that certificate(s) for any Common Shares not tendered or not purchased will be not be returned to the undersigned. The undersigned acknowledges that the Fund will transfer any Common Shares represented by any such Share Certificates to the appropriate account maintained by the tendering Common Shareholder at the Book-Entry Transfer Facility.

Unless otherwise indicated under “Special Payment Instructions,” please issue the check (or, in the case of Common Shares tendered by book-entry transfer, send the wire to the account at the Book-Entry Transfer Facility) for the purchase price of any Common Shares purchased, and return any Common Shares not tendered or not purchased, in the name(s) of the undersigned (or, in the case of Common Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check (for Common Shares not tendered by book-entry transfer) for the purchase price of the Common Shares purchased and issue a Direct Registration Transaction Advice for any Common Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). If both “Special Payment Instructions” and “Special Delivery Instructions” are completed, please issue any check for the purchase price of any Common Shares purchased and return any Common Shares not tendered or not purchased in the name(s) of, and mail said check and any Direct Registration Transaction Advice for Common Shares to, the person(s) so indicated. The undersigned recognizes that the Fund has no obligation, pursuant to the “Special Payment Instructions,” to transfer any Common Shares from the name of the registered holder(s) thereof if the Fund does not accept for payment any of the Common Shares so tendered.

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the purchase price of Common Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) or the Direct Transaction Registration Advice for Common Shares not tendered or not purchased is to be issued in the name of someone other than the undersigned or to the undersigned at the address shown below the undersigned’s name, which is different from the address on page 1 above.

Mail: ☐ check

☐ Direct Transaction Registration Advice to:

Name: ____________________________________

(Please Print)

Address: __________________________________

__________________________________________

Zip Code

__________________________________________

(Social Security or Taxpayer Identification No.)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the purchase price of Common Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) or the Direct Transaction Registration Advice for Common Shares not tendered or not purchased is to be mailed to someone other than the undersigned or to the undersigned at the address shown below the undersigned’s name, which is different from the address on page 1 above.

Mail: ☐ check

☐ Direct Transaction Registration Advice to:

Name: ____________________________________

(Please Print)

Address: __________________________________

__________________________________________

Zip Code

__________________________________________

(Social Security or Taxpayer Identification No.)

→

SIGN HERE

(Please complete and return the Substitute Form W-9 below)

(Signature(s) of Owners)

Dated: ___________________

Name(s):

(Please Print)

Capacity (full title and location signed):

Address:

(Include Zip Code)

Area Code and Telephone Number:

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Direct Registration Account(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and location of signing and see Instruction 5.)

Guarantee Of Signature(s)

(See Instructions 1 and 5)

Authorized Signature:

Name:

Title:

(Please Type or Print)

Name of Firm:

Address:

(Include Zip Code)

Area Code and Telephone No.:

Dated: _________________________

←

SUBSTITUTE FORM W-9 Department of the Treasury/Internal Revenue Service	Payer’s Request for Taxpayer Identification Number and Certification
Part I Taxpayer Identification No. — For All Accounts
Enter your taxpayer identification number in the appropriate box. For most individuals and sole proprietors, this is your Social Security Number. For other entities, it is your Employer Identification Number. If you do not have a number, see How to Obtain a TIN” in the “Guidelines For Certification of Taxpayer Identification Number on Substitute Form W-9” (“Guidelines”) below. Note: If the account is in more than one name, see the chart on page 1 of the Guidelines to determine what number to enter.	Social Security Number ______________________ OR Employee Identification Number ______________________
Part II For Payees Exempt From Backup Payer’s Request for Withholding (see Guidelines)

Certification – Under penalties of perjury, I certify that:

(1)       The number shown on this form (i) is my correct Taxpayer Identification Number or (ii) I am waiting for a number to be issued to me and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within (60) days, all reportable payments made to me thereafter will be subject to backup withholding until I provide a number;

(2)       I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding;

(3)       I am a U.S. citizen or other U.S. person (including, without limitation, a U.S. resident alien (as defined in the enclosed Guidelines)); and

(4) The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

(5)       Any information provided on this form is true, correct and complete.

(Please cross out certification (2) if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.)

Signature of U.S. Person: ________________________________ Date:
Name (as shown on your income tax return):
Business name (if different from above):
Address:
City: __________________________________ State: _________________ Zip:
Check the appropriate box:
[_] Individual/Sole Proprietor [_] Corporation [_] S Corporation
[_] Partnership [_] Trust/Estate [_] Other ________________
[_] Limited Liability Company. Enter the tax classification (S = S corporation, C = corporation, P = partnership): _____
Exemptions (see instructions below): Exempt payee code (if any) __________ Exemption from FATCA reporting code (if any) _________

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN INTERNAL REVENUE SERVICE PENALTIES AND BACKUP WITHHOLDING ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 (SEE BELOW) FOR ADDITIONAL DETAILS.

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1.                  Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including, without limitation, most banks, savings and loan associations and brokerage houses) that is a member of a recognized Medallion Program approved by The Securities Transfer Association, Inc., including, without limitation, the Securities Transfer Agents Medallion Program (STAMP), or any other “eligible guarantor institution” (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each an “Eligible Institution”). Signatures on this Letter of Transmittal need not be guaranteed if (i)(a) this Letter of Transmittal is signed by the registered holder(s) of the Common Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Common Shares) tendered herewith exactly as the name of such holder(s) appears on any Share Certificates or Direct Registration Account(s), (b) payment and delivery are to be made directly to such holder(s) and (c) such holder(s) have not completed the instruction entitled “Special Payment Instructions” on this Letter of Transmittal or (ii) such Common Shares are tendered for the account of an Eligible Institution. See Instruction 4.

In all other cases, including, without limitation, if you have completed either the box entitled “Special Payment Instructions” or “Special Delivery Instructions” above, an eligible guarantor institution must guarantee all signatures on this Letter of Transmittal. You may also need to have any Share Certificates you deliver endorsed or accompanied by a stock power, and the signatures on these documents also may need to be guaranteed. See Instruction 5.

2.                  Delivery of Common Shares. To tender Common Shares pursuant to the Offer, either (i) the Depositary must timely receive at one of its addresses set forth on the back cover of the Offer to Purchase (A) a properly completed and duly executed Letter of Transmittal, any original Share Certificates and any other documents required by the Letter of Transmittal or (B) for Common Shares held at The Depository Trust Company, delivery of such Common Shares pursuant to the procedures set forth in Section 4 of the Offer to Purchase (and a confirmation of such delivery including an Agent’s Message), in each case by the Expiration Date, or (ii) the guaranteed delivery procedure described below must be complied with. Common Shareholders who cannot deliver their Common Shares and all other required documents to the Depositary by the Expiration Date must tender their Common Shares pursuant to the guaranteed delivery procedure set forth in Section 4 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Fund must be received by the Depositary by the Expiration Date and (iii) a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantee and any original Share Certificates or an Agent’s Message and any other documents required by the Letter of Transmittal and, for Common Shares held in street name, confirmation of a book-entry transfer of such Common Shares into the Depositary’s account at the Book-Entry Transfer Facility, must be received by the Depositary within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery, all as provided in Section 4 of the Offer to Purchase.

The method of delivery of any documents is at the option and risk of the tendering Common Shareholder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

No alternative, conditional or contingent tenders will be accepted, and no fractional Common Shares will be purchased. By executing this Letter of Transmittal, the tendering Common Shareholder waives any right to receive any notice of the acceptance for payment of the Common Shares.

If you are tendering all your Common Shares, please check Option 1 in the box captioned “Description of Common Shares Tendered” above.

3.                  Partial Tenders (not applicable to Common Shareholders who tender by book-entry delivery). If fewer than all the Common Shares evidenced by any original Share Certificate or otherwise represented or held on the books of Computershare Trust Company, N.A. through its Direct Registration System (“DRS”) are to be tendered, please check Option 2 and write in the number of Common Shares to be tendered in the box captioned “Description of Common Shares Tendered” above. In such case, if any tendered Common Shares are purchased, a new DRS Transaction Advice for the remainder of the Common Shares not tendered will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable following the expiration or termination of the Offer. The Fund will not issue any new Share Certificates for the remainder of the Common Shares (including, without limitation, any Common Shares not purchased and any Common Shares withdrawn). All Common Shares delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

If any tendered Common Shares are not accepted for payment pursuant to the terms and conditions of the Offer for any reason, or if any tendered Common Shares are not accepted because of an invalid tender, or if more Common Shares are tendered than are accepted, or if any tendered Common Shares are properly withdrawn, (i) Common Shares held through the DRS or represented by any Share Certificates will be returned to your account through the DRS, and (ii) Common Shares held by the Fund’s transfer agent pursuant to the Fund’s distribution reinvestment plan (“DRIP”) will be returned to the DRIP account maintained by the transfer agent, in any such case, without charge by the Fund to the tendering Common Shareholder, as soon as practicable following expiration or termination of the Offer or the proper withdrawal of the Common Shares.

4.                  Partial Tenders. If any tendered Common Shares are not accepted for payment pursuant to the terms and conditions of the Offer for any reason, or if any tendered Common Shares are not accepted because of an invalid tender, or if more Common Shares are tendered than are accepted, or if any tendered Common Shares are properly withdrawn, (i) Common Shares held through the DRS will be returned to your account through the DRS, (ii) Common Shares held by the Fund’s transfer agent pursuant to the Fund’s DRIP will be returned to the DRIP account maintained by the transfer agent, and (iii) any other Common Shares will be returned to the appropriate account at the Book-Entry Transfer Facility, in each such case, without charge by the Fund to the tendering Common Shareholder, as soon as practicable following expiration or termination of the Offer or the proper withdrawal of the Common Shares.

If any tendered shares evidenced by Share Certificates are not purchased or are properly withdrawn, or if fewer than all Common Shares evidenced by a Common Shareholder’s Share Certificates are tendered, Share Certificates for unpurchased shares will not be returned. In such case, Common Shares evidenced by Share Certificates will be credited to the appropriate account maintained by the tendering Common Shareholder at the Book-Entry Transfer Facility. In each case, we will not charge the Common Shareholder for costs the Fund incurs returning or crediting the Common Shares to the Common Shareholder.

5.                  Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Common Shares tendered hereby, the signature(s) must correspond with the name(s) as registered in the DRS (or in the case of any Share Certificates, as written on the face of the certificate(s)) without alteration or any change whatsoever.

If any of the Common Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

If any of the Common Shares tendered hereby are registered in different names on several Share Certificates or different Direct Registration Accounts, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different Share Certificates or accounts.

If this Letter of Transmittal is signed by the registered holder(s) of the Common Shares tendered hereby, no separate stock powers are required unless payment of the purchase price is to be made, or Common Shares not tendered or not purchased is to be returned, in the name of any person other than the registered holder(s). Signatures on any such stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Common Shares tendered hereby, the Letter of Transmittal must be accompanied by appropriate stock powers, signed exactly as the name(s) of the registered holder(s) appear(s) on the Direct Registration Accounts for such Common Shares. Signature(s) on any such stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any stock powers are signed by trustees, executors, administrators, guardians, agents, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, should indicate location of signing and must submit proper evidence satisfactory to the Fund of their authority to so act.

6.                  Stock Transfer Taxes. The Fund will pay any stock transfer taxes with respect to the sale and transfer of any Common Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Common Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of Common Shares to the Fund pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

7.                  Special Payment and Delivery Instructions (not applicable to Common Shareholders who tender by book-entry delivery). If the check for the purchase price of any Common Shares purchased is to be issued, or any Common Shares not tendered or not purchased or not delivered to the Depositary is to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any Direct Registration Transaction Advice for Common Shares not tendered or not purchased is to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above on page 2, the appropriate boxes on this Letter of Transmittal should be completed.

8.                  Substitute Form W-9. Under the federal income tax law, the Depositary will be required to withhold  28% of the gross proceeds otherwise payable to certain Common Shareholders pursuant to the Offer (regardless of whether you realize a gain or loss) (“backup withholding”). In order to avoid such backup withholding, each tendering Common Shareholder, and, if applicable, each other payee, must provide the Depositary with such Common Shareholder’s or payee’s correct taxpayer identification number and certify that such Common Shareholder or payee is not subject to such backup withholding by completing, signing and returning the Substitute Form W-9 set forth above. In general, if a Common Shareholder or payee is an individual, the taxpayer identification number is the Social Security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the Common Shareholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service (“IRS”). A false statement made on the Substitute Form W-9 without any reasonable basis will be subject to a $500 penalty imposed by the IRS, and the willful falsification of certifications or affirmations may be subject to criminal penalties, including, without limitation, fines and/or imprisonment. Certain Common Shareholders or payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to that individual’s exempt status. Such statements can be obtained from the Depositary. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including, without limitation, how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Common Shares is held in more than one name), consult the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Failure to complete the Substitute Form W-9 will not, by itself, cause Common Shares to be deemed invalidly tendered but may require the Depositary to withhold 28% of any amounts otherwise payable to the Common Shareholder pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the IRS. NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN PENALTIES AND BACKUP WITHHOLDING ON ANY AMOUNTS OTHERWISE PAYABLE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

9.                  Waiver of Conditions. Subject to the Offer to Purchase, the conditions of the Offer may be waived, in whole or in part, by the Fund, at any time and from time to time, in the case of any Common Shares tendered.

10.              Irregularities. The Fund will determine, in its sole discretion, all questions as to the number of Common Shares to be accepted, and the validity, form, eligibility, including (without limitation) time of receipt, and acceptance for payment of any tender of Common Shares. The Fund’s determination will be final and binding on all parties. The Fund reserves the absolute right to reject any or all tenders it determines, in its sole discretion, not to be in proper form or the acceptance of or payment for which it determines may be unlawful. The Fund also reserves the absolute right to waive any defect or irregularity in the tender of any particular Common Shares or any particular Common Shareholder. No tender of Common Shares will be deemed to be properly made until all defects or irregularities have been cured by the tendering Common Shareholder or waived by the Fund. None of the Fund, the Depositary, the Information Agent, or any other person will be under any duty to give notice of any defects or irregularities in any tender, or incur any liability for failure to give any such notice. The Fund’s interpretation of the terms of and conditions to the Offer, including, without limitation, this Letter of Transmittal and the instructions thereto, will be final and binding. By tendering Common Shares to the Fund, you agree to accept all decisions the Fund makes concerning these matters and waive any right you might otherwise have to challenge those decisions.

11.              Procedures for Participants in the DRIP. If a Common Shareholder tenders all of his or her Common Shares, all such Common Shares credited to such Common Shareholder’s account(s), including, without limitation, Common Shares acquired through the DRIP, will be tendered unless the Common Shareholder otherwise specifies in this Letter of Transmittal.

12.              Proration and Order of Acceptance of Tendered Shares. The Fund’s determination of the proration factor will be final and binding on all parties. By tendering Common Shares to the Fund, you agree to accept all decisions the Fund makes concerning proration matters and waive any right you might otherwise have to challenge those decisions. If shares are held in multiple accounts in the DRS, including, without limitation, in the DRIP account, shares will be accepted for tender in the order of most recent acquisitions of shares to oldest acquisitions of shares, unless you designate otherwise. Common shareholders can designate in the “Designation” box of this Letter of Transmittal the order in which they wish to have their shares purchased if, as a result of the proration provisions or otherwise, some but not all of the tendered shares are purchased in the Offer. The order of purchase may have an effect on the federal income tax treatment of the purchase price for the shares purchased.

13.              Inadequate Space. If the space provided in the box entitled “Description of Common Shares Tendered” above is inadequate, the certificate numbers and/or the number of Common Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

14.              Lost, Stolen, Destroyed or Mutilated Certificates. If you had received a Share Certificate for your Common Shares and your Share Certificate for part or all of your Common Shares has been lost, stolen, misplaced or destroyed, you should contact Computershare Trust Company, N.A., the transfer agent for the Common Shares, at (800)-730-6001, for instructions as to obtaining an affidavit of loss. The affidavit of loss will then be required to be submitted together with this Letter of Transmittal in order to receive payment for Common Shares that are tendered and accepted for payment. A bond may be required to be posted by you to secure against the risk that any Share Certificates may be subsequently recirculated. You are urged to contact Computershare Trust Company, N.A. immediately in order to receive further instructions, to permit timely processing of this documentation and for a determination as to whether you will need to post a bond.

* * * * *

Any questions and requests for assistance may be directed to the Information Agent at its address and telephone number set forth on the first page of this Letter of Transmittal. Additional copies of the Offer to Purchase, the Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent at its address and telephone number set forth on the first page of this Letter of Transmittal. Common Shareholders may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

None of the Fund, its Board of Trustees, its investment adviser or its Information Agent makes any recommendation to any Common Shareholder as to whether the Common Shareholder should tender or refrain from tendering the Common Shareholder’s Common Shares. Common Shareholders must make their own decisions as to whether to tender Common Shares and, if so, how many Common Shares to tender.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Taxpayer Identification Number for the Payee (You) to Give the Payer.—A Social Security number and an individual taxpayer identification number each has nine digits separated by two hyphens: i.e., 000-00-0000. An employer identification number has nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the proper number to give the payer. All “Section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

For this type of account:	Give the SOCIAL SECURITY NUMBER or INDIVIDUAL TAXPAYER IDENTIFICATION NUMBER of—

1. An individual	The individual

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)

3. Custodian account of a minor (Uniform Transfers/Gift to Minors Act)	The minor(2)

4. (a) Usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
(b) So-called trust account that is not a legal or valid trust under state law	The actual owner(1)

5. Sole proprietorship or single-member limited liability company (“LLC”) disregarded entity	The member(3)

For this type of account:	EMPLOYER IDENTIFICATION NUMBER of—

6. Valid trust, estate, or pension trust	The legal entity(4)

7. Corporation or entity electing corporate status on IRS Form 8832 or Form 2553	The corporation or entity

8. Religious, charitable, or educational organization or association, club, or other tax-exempt organization	The organization

9. Partnership or multi-member LLC	The partnership or LLC

10. Broker or registered nominee	The broker or nominee

11. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a number, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or your employer identification number (if you have one). If you are a sole proprietor, the IRS encourages you to use your social security number.

(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number, obtain Form SS-5 (Application for a Social Security Card) at the local Social Security Administration (“SSA”) office or Form SS-4 (Application for Employer Identification Number) or Form W-7 (Application for IRS Individual Taxpayer Identification Number) from the SSA or IRS or by calling (800) TAX-FORM, and apply for a number.

Exemption Payee Reporting Codes

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

The following codes identify payees that are exempt from backup withholding:

1-- An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2--The United States or any of its agencies or instrumentalities

3--A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

Payments of dividends generally exempt from backup withholding include:

·	Payments to nonresident aliens subject to withholding under Section 1441.
·	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

Exemption from FATCA Reporting Codes

The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Reg. section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Reg. section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state
G—A real estate investment trust
H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940
I—A common trust fund as defined in section 584(a)
J—A bank as defined in section 581
K—A broker
L—A trust exempt from tax under section 664 or described in section 4947(a)(1)
M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Certain payments, other than payments of dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

EXEMPT PAYEES DESCRIBED ABOVE MUST FILE FORM W-9 OR A SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THAT FORM WITH THE PAYER. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER ON THE FORM, CHECK THE BOX LABELED “EXEMPT FROM BACKUP WITHHOLDING” ON THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Privacy Act Notice—Section 6109 requires most recipients of dividends and certain other payments to provide a correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold at least 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1)  Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)  Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3)  Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4)  Misuse of Taxpayer Identification Numbers. If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

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